Valley Forge Fund, Inc.
                                                         1375 Anthony Wayne Dr.
                                                         Wayne PA 19087

                                                         June 30, 2002


Dear Shareholder:

Your Fund started 2002 at $7.98 per share. Results show that our net asset value per share advanced to $8.21 representing an increase in valus of 2.9% so far this year as compared to the Dow Jones Industrial Average that has declined 7.8%. Other indicies that track other markets such as NASDAQ were off significantly more.

The Wall Street Journal has published the fact that the Fund was the second best out of 525 Balanced Funds in the Unitrd States in 2001 and also over the first five months of this year. It has weathered the decline nicely while building a cash position of about 50%. This will permit purchase of value securities that should increase in price under favorable market conditions expected before the end of the year.

Financial figures for the half year ended June 30, 2002 are attached.




Respectfully submitted,





Bernard B. Klawans
President



























                             THE VALLEY FORGE FUND
            PORTFOLIO OF INVESTMENTS - IN SECURITIES, JUNE 30, 2002

COMMON STOCKS                      61.23%            Shares           Fair Value
Miscellaneous                      22.15%
  Alexander & Baldwin Inc                             5,000              127,950
  ADC Telecommunications *                           10,000               21,400
  American Telephone & Telegraph Corp.                8,000               85,000
  AOL Time Warner *                                   5,000               73,550
  Arrow Electronics *                                 5,000              103,750
  Diamond Trust Unit Ser 1                            8,000              741,120
  General Electric Corp.                             10,000              290,500
  Hercules Incorporated *                            20,000              238,400
                                                                      __________
                                                                      $1,682,270
 Manufacturing                     14.86%
  Abitibi Consolidated                               50,000              461,500
  Cisco Systems *                                    10,000              138,800
  Eastman Kodak                                       5,000              145,850
  EMC Corporation *                                  15,000              113,250
  General Motors                                      5,000              266,800
                                                                      __________
                                                                      $1,126,200
 Metals                            10.14%
  Barrick Gold Corp                                  20,000              379,800
  Coeur D'Alene Mines *                              13,000               21,970
  Imco Recycleing Inc. *                             21,300              204,480
  Kinross Gold Corporation *                         72,000              164,160
                                                                      __________
                                                                      $  770,410
 Retailers                         14.11%
  Home Depot Incorporated                            10,000              367,300
  Pep Boys                                           20,000              337,000
  Supervalu Inc.                                     15,000              367,950
                                                                      __________
                                                                      $1,072,250
                                                                      __________
          TOTAL COMMON STOCKS       (COST $5,908,433)                 $4,651,130
                                                                      __________
BONDS                               6.30%
  US Treasury Bond Strips due 02/15/27            2,000,000              479,000
                                                                      __________
          TOTAL BONDS               (COST $  223,308)                 $  479,000
                                                                      __________
SHORT TERM INVESTMENTS             31.98%
  American BVusiness Financial Services, 9.0% **   1,545,041           1,545,041
  Commerce Bank Checking Account                       1,964               1,964
  Vanguard Prime Money Market Fund                   882,031             882,031
                                                                      __________
    TOTAL SHORT-TERM INVESTMENTS      (COST $2,429,036)               $2,429,036
                                                                      __________
    TOTAL INVESTMENTS                 (Cost $5,544,081)               $7,097,966
                                                                      ==========
         The accompaning notes are an integral part of this financial statement
             * Non-income producing      ** Redeemable upon request
                         This is an unaudited report

                             THE VALLEY FORGE FUND
              STATEMENT OF ASSETS & LIABILITIES - JUNE 30 , 2002


ASSETS: Investments in securities, at fair value (cost $8,844,081)   $7,559,166
  Dividends and interest receivable                                      36,901
                                                                     __________
           Total Assets                                              $7,596,067


LIABILITIES:                                                                  0
                                                                     __________

NET ASSETS:                                                          $7,596,067
                                                                     ==========

COMPOSITION OF NET ASSETS: Common stock                               $      945

  Paid in capital less par                                             8,892,439
  Undistributed net income                                              (12,382)
  Net unrealized depreciation of securities                          (1,284,915)
                                                                      __________
NET ASSETS: (equivalent to $8.21 per share based on 925,253
            shares outstading) (Note 4)                               $7,596,067
                                                                      ==========




           STATEMENT OF OPERATIONS - SIX MONTHS ENDED JUNE 30, 2002

INVESTMENT INCOME: Interest received & accrued                        $   80,807
  Dividends received & accrued                                            35,598
  Other                                                                    7,440
                                                                      __________
    Total income                                                         123,845


EXPENSES: Audit (delta from last year)                                       798
  Management fee                                                          37,865
  Officer & Director expense                                               1,485
  Office & miscellaneous                                                   1,551
  Printing and mailing rxpenses                                              708
  Registration fees (State blue sky)                                       2,049
  Taxes                                                                      525
                                                                      __________
    Total expenses                                                        44,981


NET INVESTMENT INCOME:                                                $   78,864
                                                                      __________
REALIZED AND UNREALIZED GAIN/LOSS FROM INVESTMENTS:
  Net realized gain on investment securities                           (153,476)
  Net increase in unrealized appreciation on investment securities       276,678
                                                                      __________

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS:                       123,202
                                                                      __________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:                 $  202,066

    The accompanying notes are an integral part of these financial statements
                         This is an unaudited report

                             THE VALLEY FORGE FUND
                      STATEMENT OF CHANGES IN NET ASSETS
                                                            Six months Ended
                                                        06/30/01       06/30/02
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Investment income - net                             $  127,014     $   78,864
  Net realized gain from investment transactions         132,241       (153,476)
  Unrealized appreciation (depreciation) of investments  416,053        276,678
                                                      __________     __________
    Net inc.(decrease) in net assets from operations     675,308        202,066

  Distributions to shareholders - net                          0              0
  Net capital share transactions                        (166,563)       211,801
                                                      __________     __________
   Total increase in net assets                          508,745        413,867

NET ASSETS: Beginning of year                          6,234,219      7,182,200
                                                      __________     __________
  End of year                                         $6,742,964     $7,596,067
                                                      ==========     ==========

                Notes to Financial Statements - June 30, 2002

  1. Organization & Significant Accounting Policies: The Valley Forge Fund (the "Fund"), is a non-diversified, open-end management investment company register-ed under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide appreciation through investment in common stocks and securities convertible into common stocks. The following summarizes signifi-cant accounting policies followed by the Fund.
 Security Valuation: Securities are valued at the last reported sales price or in the case of securities where there is no reported last sale, the closing bid price. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith by or under the super-vision of the Company's Board of Directors in accordance with methods that have been authorized by the Board. Short-term investments with maturities of 60 days or less are valued at amortize which approximates market value.
 Securities Transactions and Investment Income: Security transactions are re-corded on the dates the transactions are entered into (the trade dates). Re-alized gains and losses on security transactions are determined on the identi-fied cost basis. Dividend income is recorded on the ex-dividend date. Inter-est income is determined on the accrual basis. Discount on fixed income secur-ities is amortized. Zero coupon bonds are amortized to investment income by the interest method. The amortization is included in the cost of investments in determining the net change in unrealized appreciation/depreciation on in-vestments.
 Dividends and Distributions to Shareholders: The Fund records all dividends and distributions payable to shareholders on the ex-dividend date. Permanent book and tax differences relating to shareholder distributions may result in re-classifications to paid in capital and may affect the per-share allocation be-tween net investment income and realized and unrealized gain/loss. Undistribu-ted net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
 Federal Income Taxes: It is the Fund's intention to qualify as a regulated in-vestment company and distribute all of its taxable income. The Fund has com-plied to date with the provisions of the Internal Revenue Code applicable to investment companies and accordingly, no provision for Federal income taxes is required in the financial statements.

                            THE VALLEY FORGE FUND
                Notes to Financial Statements - June 30, 2002 (continued)
 Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

   2. Managemewnt Fee & Transactions with Affiliates: Under the terms of the in-vestment management agreement, Valley Forge Management Corp. ("the Manager") has agreed to provide the Fund investment management services and be responsible for the day to day operations of the Fund. The Manager will receive a fee, payable monthly, for the performances of its services at an annual rate of 1% based on the average daily assets of the Fund. The fee will be accrued daily and paid monthly. A management fee of $37,865 was paid for the six months ended June 30, 2002.

The Manager provided transfer agency, portfolio pricing, administration, ac-counting, financial reporting, tax accounting, and compliance services to the Fund at no charge for the six months 1ended June 30, 2002. Mr. Bernard Klawans is the sole owner, director and officer of the Manager and is President of the Fund.

  3. Investment Transactions: Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2002 were $2,817,911 and $1,656,499, respectively. At June 30, 2002 net unrealized appreciation for Federal income tax urposes totaled $276,678. The cost of investments at December 31, 2001 for Federal income tax purposes was $8,844,081.


  4. Capital Share Transactions: As of June 30, 2002, there were 100,000,000 shares of $.001 per value capital stock authorized. The total par value and paid-in capital totaled $8,893,364. Transactions in capital stock were as follows for the six months ended:
                                         June 30, 2001         June 30, 2002
                                       Shares     Amount     Shares     Amount
                                       ------------------    ------------------
Shares sold                              2,437   $ 17,038     50,334   $428,369
Shares issued in dividend reinvestment       0          0          0          0
Shares redeemed                        (25,051)  (183,601)   (25,442)  (216,568)
                                       _________________________________________
Net increase (decrease)                (22,614) ($166,563)   (24,892) ($211,801)
                                       =========================================

  5. Distributions to Shareholders: On December 31, 2001, a distribution of $0.32 per share was paid to shareholders of record on this same date from net investment income.





                         This is an unaudited report